POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ Lawrence T. Babbio, Jr.
                                   __________________
                                   Lawrence T. Babbio, Jr.

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.


                                   /s/ Richard L. Carrion

                                   Richard L. Carrion

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.


                                   /s/ James G. Cullen

                                   James G. Cullen

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ Lodewijk J.R. de Vink

                                   Lodewijk J.R. de Vink

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.


                                   /s/ James H. Gilliam, Jr.

                                   James H. Gilliam, Jr.

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.


                                   /s/ Stanley P. Goldstein

                                   Stanley P. Goldstein

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ Helene L. Kaplan

                                   Helene L. Kaplan

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ Thomas H. Kean

                                   Thomas H. Kean

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ Elizabeth T. Kennan

                                   Elizabeth T. Kennan

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ John F. Maypole

                                   John F. Maypole

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.


                                   /s/ Joseph Neubauer

                                   Joseph Neubauer

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ Thomas H. O'Brien

                                   Thomas H. O'Brien

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ Eckhard Pfeiffer

                                   Eckhard Pfeiffer

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.


                                   /s/ Hugh B. Price

                                   Hugh B. Price

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.


                                   /s/ Rozanne L. Ridgway

                                   Rozanne L. Ridgway

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ Frederic V. Salerno

                                   Frederic V. Salerno

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin and Frederic V. Salerno as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ Ivan G. Seidenberg

                                   Ivan G. Seidenberg

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.




                                   /s/ Walter V. Shipley

                                   Walter V. Shipley

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ Raymond W. Smith

                                   Raymond W. Smith

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ John R. Stafford

                                   John R. Stafford

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ Morrison DeS. Webb

                                   Morrison DeS. Webb

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees);

          NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of November, 1998.



                                   /s/ Shirley Young

                                   Shirley Young